Exhibit 10.2
CONSENT AND AGREEMENT OF GUARANTORS

THIS CONSENT AND AGREEMENT OF GUARANTORS (“Consent”) is executed and delivered as of March 20, 2024 by the undersigned (the “Guarantors”), in favor of the “Lenders” under that certain Credit Agreement dated December 13, 2013 (as the same has been amended and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among M.D.C. Holdings, Inc., the Lenders and U.S. Bank National Association, in its capacity as Designated Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Guarantors have executed and delivered a Guaranty dated December 13, 2013 in favor of the Lenders under the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Seventh Amendment to Credit Agreement of even date herewith amending the Credit Agreement (the “Amendment”) to amend certain provisions of the Credit Agreement in connection with the proposed merger of Clear Line, Inc., a Delaware corporation, with and into the Borrower, resulting in the Borrower surviving as a wholly-owned indirect subsidiary of Sekisui House, Ltd., a Japanese kabushiki kaisha; and

WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent to the Amendment, ratify the terms of the Guaranty and agree that the Guaranty continues in full force and each Guarantor affirms its duties and obligations under each Loan Document (including, without limitation, the Guaranty) to which it is a party.

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IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.

M.D.C. Land Corporation, a Colorado
corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: President

RAH of Florida, Inc., a Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Construction, Inc., a
Delaware corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Arizona, Inc., a
Delaware corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Colorado, Inc., a
Delaware corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Florida, LP, a
Colorado limited partnership

By: RAH of Florida, Inc., its general partner

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Signature Page to Consent and Agreement of Guarantors

Richmond American Homes of Idaho, Inc., a
Colorado corporation (f/k/a Richmond American
Homes of Illinois, Inc.)

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Maryland, Inc., a
Maryland corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Nevada, Inc., a
Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Tennessee, Inc.,
a Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Oregon, Inc., a
Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Pennsylvania,
Inc., a Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: President

Signature Page to Consent and Agreement of Guarantors

Richmond American Homes of Utah, Inc., a
Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Virginia, Inc., a
Virginia corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Washington,
Inc., a Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of New Mexico,
Inc., a Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Construction NM,
Inc., a Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Richmond American Homes of Texas,
Inc., a Colorado corporation

By: /s/ Robert N. Martin
Name: Robert N. Martin
Title: Senior Vice President

Signature Page to Consent and Agreement of Guarantors